                                                                       10(r)(ii)


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT, dated as of February 25, 2002 (as restated, amended, modified, or supplemented from time to time, this "AGREEMENT"), is given, jointly and severally, by Big Lots Stores, Inc., an Ohio corporation (formerly known as Consolidated Stores Corporation, an Ohio corporation), Big Lots, Inc. (formerly known as Consolidated Stores Corporation, a Delaware corporation), a Delaware corporation, Mac Frugal's Bargains o Close-Outs, Inc., a Delaware corporation, Capital Retail Systems, Inc., an Ohio corporation, PNS Stores, Inc., a California corporation, West Coast Liquidators, Inc., a California corporation, C.S. Ross Company, an Ohio corporation, CSC Distribution, Inc., an Alabama corporation, Closeout Distribution, Inc., a Pennsylvania corporation, Industrial Products of New England, Inc., a Maine corporation, Tool and Supply Company of New England, Inc., a Delaware corporation, Midwestern Home Products, Inc., a Delaware corporation, Midwestern Home Products Company, Ltd., an Ohio corporation, Consolidated Property Holdings, Inc., a Nevada corporation, Great Basin LLC, a Delaware limited liability company, Sonoran LLC, a Delaware limited liability company, and Sahara LLC, a Delaware limited liability company, and Durant DC, LLC (f/k/a DDC, LLC), a Delaware limited liability company, and any other of the undersigned parties listed as Debtors on the signature pages hereto and each of the other persons and entities that become bound hereby as a Debtor from time to time by joinder, assumption, or otherwise (each of the foregoing, a "DEBTOR" and all of the foregoing, collectively the "DEBTORS"), in favor of the holders of Notes (as hereinafter defined) listed in the attached Schedule 1 (the "Holders").

                                   WITNESSETH:

         WHEREAS, pursuant to the Note Purchase Agreement dated as of May 1, 2001 (as amended by First Amendment to Note Purchase Agreement dated as of February 25, 2002 and as it may hereafter be amended or modified from time to time, the "NOTE AGREEMENT"), among Big Lots Stores, Inc., (f/k/a Consolidated Stores Corporation, a Ohio corporation) an Ohio corporation (the "Company"), Big Lots, Inc. (f/k/a Consolidated Stores Corporation, a Delaware corporation), an Ohio Corporation the "Parent"), and each of the Purchasers named in Schedule A thereto, the Company issued $174,000,000 aggregate principal amount of 7.87% Senior Notes, Series 2001-A, Tranche 1, due May 15, 2005, $15,000,000 aggregate principal amount of 7.97% Senior Notes, Series 2001-A, Tranche 2, due May 15, 2006 and $15,000,000 aggregate principal amount of 8.07% Senior Notes, Series 2001-A, Tranche 3, due May 15, 2007 (collectively, the "Notes") and the Debtors other than the Company, guaranteed the Notes pursuant to the Guaranties; and

         WHEREAS, to induce the Holders to enter into the First Amendment to Note Purchase Agreement dated as of February 25, 2002, the parties desire that all obligations, liabilities, and indebtedness of the Debtors under the Note Agreement, the Notes and the Guaranties be secured by security interests in the Collateral (defined below at Section 1(b)) as more fully set forth below.

         NOW, THEREFORE, intending to be legally bound hereby and incorporating the above-defined terms herein, the parties hereto covenant and agree as follows:

         1. Definitions. Except as set forth in this Agreement, terms defined in the Note Agreement and not otherwise defined herein are used herein as defined in the Note Agreement. The term "including" when used herein shall have the meaning represented by the phrase "including without limitation". The following words and terms shall have the following respective meanings unless the context hereof otherwise clearly requires:

                  (a) "Accounts" means all now owned or hereafter acquired or arising accounts, as defined in the UCC, of each Debtor, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance, together with all products and proceeds of any of the foregoing.

                  (b) "Collateral" means all Accounts, Inventory, and General Intangibles of each Debtor together with all present and future business records and information relating to any of the Accounts, Inventory, or General Intangibles of each Debtor, including computer tapes and other storage media containing the same and computer programs and software (including source code, object code and related manuals and documentation and all licenses to use such software) for accessing and manipulating such information.

                  (c) "Debt" means (i) all now existing and hereafter arising indebtedness, liabilities, and obligations of each and every of the Debtors to each of the Holders under the Note Agreement, the Notes or the Guaranties, whether for principal, interest, make-whole amounts, fees, expenses, or otherwise of each and every of the Debtors to each of the Holders, now existing or hereafter incurred or arising under the Note Agreement, the Notes or the Guaranties and as any of the same may from time to time be amended, restated, modified, or supplemented, together with any and all extensions, renewals, refinancings, and refundings thereof in whole or in part; and (ii) any sums advanced by any Holder or which may otherwise become due pursuant to the provisions of the Note Agreement, the Notes, the Guaranties or this Agreement or pursuant to any other document or instrument at any time delivered to any Holder in connection therewith, including fees and charges and indemnification obligations, and all interest payable on any of the foregoing in all cases, whether such sums are advanced or otherwise become due before or after the entry of any judgment for foreclosure or any judgment on the Notes, the Guaranties or the Note Agreement or with respect to any default under any of the foregoing.

                  (d) "General Intangibles" means all now owned or hereafter acquired or arising general intangibles, as defined in the UCC, of each Debtor, together with all products and proceeds of any of the foregoing.

                  (e) "Inventory" means all now owned or hereafter acquired inventory (as defined in the UCC), goods, merchandise, and other personal property of each Debtor, wherever located, held for sale or lease or which are or might be furnished under any contract of service, all raw materials, work in process, finished goods (including embedded software), returned goods, and materials and supplies of any kind, nature or description which are or might be used or consumed in the business of each Debtor or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, such merchandise or such other personal property, and all documents of title or other documents representing them, together with all products and proceeds of any of the foregoing.

                  (f) "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of Ohio or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided, that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

         2. Creation of Security Interests. As security for the due and punctual payment and performance of the Debt in full, each Debtor hereby grants to and creates in favor of the Holders a continuing lien on and security interest in and to the Collateral. Without limiting the generality of any of the following Sections below each Debtor hereby authorizes (i) the execution and filing of all financing statements by the Holders, without the execution thereof by any Debtor, naming the Debtors as "debtors," and (ii) the exercise of "control," as such term is defined in Article 9 of the UCC, over the Collateral in order to fully perfect the security interests therein;

         3. Representations and Warranties. Each Debtor represents and warrants to the Holders that (a) each Debtor owns its Collateral, (b) except for the security interest granted to and created in favor of the Holders hereunder and Permitted Liens, all the Collateral is free and clear of any Lien, (c) each Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, (d) each material Account is genuine and enforceable in accordance with its terms and such Debtor will defend the same against all claims, demands, recoupment, setoffs, and counterclaims at any time asserted and no material Account will be subject to any material claim for credit, allowance, setoff, recoupment, defense, counterclaim, or adjustment by any account debtor, and (e) the exact legal name, the state of incorporation, formation or organization, as applicable, the address and all other information of such Debtor is as set forth on Schedule B hereto.

         4. Protection and Maintenance of Liens. Each Debtor will faithfully preserve, defend, and protect the Holders' security interest in the Collateral as a perfected security interest, superior and prior to the rights of all third Persons, except for holders of Liens permitted under the Note Agreement, and will do all such other acts and things and will, upon request therefor by the Holders, execute, deliver, file and record, and such Debtor hereby authorizes the Holders to so file, all such other documents and instruments, including financing statements, security agreements, assignments and documents and powers of attorney with respect to the Collateral, and pay all filing fees and taxes related thereto (with prompt reimbursement by Borrower), as the Holders in their reasonable discretion may deem necessary or advisable from time to time in order to attach, continue, preserve, perfect, and protect said security interest; and, each Debtor hereby irrevocably appoints each Holder, its officers, employees and agents, or any of them, as attorneys-in-fact for such Debtor to execute, deliver, file, and record such items for such Debtor and in such Debtor's name, place and stead. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement.

         5. Covenants. Each Debtor covenants and agrees that:

                  (a) it will not suffer or permit to exist on any Collateral any Lien except for Permitted Liens;

                  (b) it shall bear the full risk of any loss of any nature whatsoever with respect to the Collateral owned by it and at its own cost and expense in amounts and with financially sound and reputable insurers, and each Debtor shall (a) keep its Inventory insured against such hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to such Debtor's (it is acknowledged by the Holders that the insurance presently maintained by the Debtors is acceptable for such purposes); (b) furnish the Holders with (i) evidence of the maintenance of such insurance and (ii) appropriate loss payable endorsements in form and substance satisfactory to the Holders, naming each Holder (or any collateral agent for the Holders) as a loss payee as its interests may appear with respect to all insurance coverage of the Inventory, and providing (A) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days' prior written notice is given to each Holder; and, if any Debtor fails to obtain insurance as hereinabove provided, or to keep the same in force, the Holders, if they so elect, may obtain such insurance and pay the premium therefor on behalf of such Debtor, and add all liabilities, obligations, costs, and expenses reasonably incurred in connection with such insurance to the Debt, to be paid by the Debtors to the Holders upon demand;

                  (c) it will not sell, assign or otherwise dispose of any portion of the Collateral except as permitted in Section 10.5 of the Note Agreement and Section 7.2.7 of the Credit Agreement;

                  (d) it will maintain materially accurate and complete books and records concerning the Collateral and such other books and records as the Holders may from time to time reasonably require;

                  (e) it will promptly furnish to the Holders such documents and papers relating to the Collateral as the Holders may reasonably request, including all invoices, documents of title and other shipping and related documents, contracts, and other writings pertaining to such Debtor's Inventory or contracts or the performance thereof;

                  (f) to the extent Inventory held for sale or lease has been produced by any Debtor, it has been and will be produced by such Debtor in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder.

                  (g) if any material Account arises out of contracts with the United States or any department, agency, or instrumentality thereof or any one or more of the states of the United States or any department, agency, or instrumentality thereof, it will upon request of the Holders, execute any instruments and take any steps required by the Holders so that all monies due and to become due under such contract shall be assigned (to the extent permitted by Law and taking into account any necessity for consent as required by the contracts and not otherwise made ineffective by Law) to the Holders and notice of the assignment given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act or similar applicable state law; and

                  (h) such Debtor will not change its name or state of incorporation, formation, or organization, as applicable, from that set forth on Schedule B hereto without providing thirty (30) days prior written notice to the Holders.

         6. Custody. The Holders shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession, if any, if the Holders take such action for that purpose as such Debtor shall request in writing, provided that such requested action shall not, in the judgment of the Holders, impair the security interest in or lien on the Collateral or the Holders' rights in, or the value of, the Collateral, and provided further that such written request is received by the Holders in sufficient time to permit the Holders to take the requested action.

         7. Protection of Liens and Collateral.

                  (a) At any time and from time to time whether or not an Event of Default then exists and without prior notice to or consent of any Debtor, the Holders may at their option take such actions as the Holders deem appropriate
(i) to attach, perfect, continue, and preserve the Holders' perfected security interest in or lien on the Collateral, and (ii) to add all liabilities, obligations, costs, and expenses reasonably incurred in connection with clause
(i) to the Debt, to be paid by the Debtors to the Holders upon demand; and

                  (b) At any time and from time to time after an Event of Default exists and is continuing and without prior notice to or consent of any Debtor, the Holders may at their option take such action as the Holders deem appropriate (i) to maintain, repair, protect, and insure the Collateral, (ii) to perform, keep, observe, and render true and correct any and all covenants, agreements, representations, and warranties of any Debtor hereunder, and (iii) to add all liabilities, obligations, costs, and expenses reasonably incurred in connection with the foregoing clauses (i) and (ii) to the Debt, to be paid by any Debtor to the Holders upon demand.

         8. After Default. After there exists any Event of Default which is continuing under the Note Agreement:

                  (a) The Holders may request, without limiting the rights and remedies of the Holders otherwise provided hereunder or under the other Loan Documents, that each Debtor do any of the following: (i) give the Holders specific assignments of the material accounts receivable of such Debtor after such accounts receivable come into existence, and schedules of such accounts receivable, the form and content of such assignment and schedules to be reasonably satisfactory to Holders, and (ii) in order to better secure the Holders, to the extent permitted by Law, enter into such lockbox agreements and establish such lockbox accounts as the Holders may require, with the local banks in areas in which the Debtors may be operating (in such cases, all local lockbox accounts shall be depositary transfer accounts titled in a manner acceptable to the Holders to indicate that the accounts are established in trust for the benefit of the Holders and the "Administrative Agent" and the "Banks" as defined and referred to in the Credit Agreement) which local banks shall have agreed to in writing to the Holders' requirements for the handling of such accounts and the transfer of account funds to the Holders, all at the sole expense of such Debtor, and shall direct all payments from all commercial payors and all other payors due to such Debtor, to such lockbox accounts.

                  (b) in addition to the rights and remedies set forth herein, the Holders: (a) may from time to time take such steps as the Holders deem necessary to protect the Holders' interest in and to preserve the Collateral, including the hiring of such security guards or the placing of other security protection measures as the Holders may deem appropriate; (b) may employ and maintain at any of any Debtor's premises a custodian who shall have full authority to do all acts necessary to protect the Holders' interests in the Collateral; (c) may lease warehouse facilities to which Holders may move all or part of the Collateral; (d) may use any Debtor's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; (e) may pursue landlords' or mortgagees' lien waivers with respect to each premises on which any of the Collateral is now or hereafter located and, in furtherance thereof, the Debtors agree to fully assist and cooperate with the Holders in such endeavor, and (f) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of Debtor's owned or leased property; and, each Debtor shall cooperate fully with all of the Holders' efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Holders may direct; and, all of the Holders' expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be and become a part of the Debt secured hereby.

                  (c) The Holders shall have and may exercise all the rights and remedies available to a secured party under the UCC in effect at the time, and such other rights and remedies as may be provided by Law and as set forth below, including to take over and collect all of any Debtor's Collateral, and to this end each Debtor hereby appoints each Holder, its officers, employees and agents, as its irrevocable, true and lawful attorneys-in-fact with all necessary power and authority to, after an Event of Default: (i) take possession immediately, with or without notice, demand, or legal process, of any or all of the Collateral wherever found, and for such purposes, enter upon any premises upon which the Collateral may be found and remove the Collateral therefrom, (ii) require any Debtor to assemble the Collateral and deliver it to the Holders or to any place designated by the Holders at such Debtor's expense, (iii) demand and direct account debtors to make payment to the Holders of the Accounts, (iv) enforce payment of the material Accounts by legal proceedings or otherwise, (v) exercise all of any Debtor's rights and remedies with respect to the collection of material Accounts, (vi) settle, adjust, compromise, extend or renew the Accounts, (vii) settle, adjust or compromise any legal proceedings brought to collect material Accounts, (viii) to the extent permitted by applicable Law, sell or assign material Accounts upon such terms, for such amounts and at such time or times as the Holders deem advisable, (ix) discharge and release material Accounts, (x) take control, in any manner, of any item of payment or proceeds from any account debtor, (xi) prepare, file and sign any Debtor's name on any Proof of Claim in Bankruptcy or similar document against any account debtor, (xii) prepare, file, and sign any Debtor's name on any notice of Lien, assignment, or satisfaction of Lien or similar document in connection with material Accounts, (xiii) do all acts and things necessary, in the Holders' sole discretion, to fulfill any of any Debtor's obligations to the Holders under the Note Agreement, the Notes, the Guaranties, hereunder or otherwise, (xiv) endorse the name of any Debtor upon any check, chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to Inventory or material Accounts; (xv) access and use the information recorded on or contained in any data processing equipment or computer hardware or software relating to the Inventory, material Accounts, or other Collateral or proceeds thereof to which any Debtor has access, (xvi) demand, sue for, collect, compromise, and give acquittances for any and all Collateral, (xix) prosecute, defend, or compromise any action, claim or proceeding with respect to any of the Collateral, and (xx) take such other action as the Holders may deem appropriate, including extending or modifying the terms of payment of any Debtor's debtors. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement. To the extent permitted by Law, each Debtor hereby waives all claims of damages due to or arising from or connected with any of the rights or remedies exercised by the Holders pursuant to this Agreement, except claims arising from gross negligence or willful misconduct by the Holders. Each Holder hereby accepts this power of attorney and all powers granted hereunder.

                  (d) The Holders shall have the right to lease, sell, or otherwise dispose of all or any of the Collateral at public or private sale or sales for cash, credit or any combination thereof, with such notice as may be required by Law (it being agreed by each Debtor that, in the absence of any contrary requirement of Law, ten (10) days' prior notice of a public or private sale of Collateral shall be deemed reasonable notice, except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market in which case no notice shall be required,), in lots or in bulk, for cash or on credit, all as the Holders, in its sole discretion, may deem advisable. Such sales may be adjourned from time to time with or without notice. The Holders shall have the right to conduct such sales on any Debtor's premises or elsewhere and shall have the right to use any Debtor's premises without charge for such sales for such time or times as the Holders may see fit.

         9. Application of Proceeds. Any of the Collateral or proceeds thereof held or realized upon at any time by the Holders shall be applied in accordance with the terms of the Note Agreement. Each Debtor shall remain liable to the Holders for and shall pay to the Holders any deficiency which may remain after such sale or collection.

         10. Lease of Debtors Premises. If the Holders repossess or seek to repossess any of the Collateral pursuant to the terms hereof because of the occurrence of an Event of Default, then to the extent it is commercially reasonable for the Holders to store any Collateral on any of any Debtor's premises, each Debtor hereby agrees to lease to the Holders on a month-to-month tenancy for a period not to exceed one hundred eighty (180) days at the Holders' election, at a rental of One Dollar ($1.00) per month, the premises on which the Collateral is located, provided it is located on premises owned or leased by such Debtor.

         11. Termination. Upon indefeasible payment in full of the Debt, the expiration of all commitments, and termination of the Note Agreement, this Agreement shall terminate and be of no further force or effect, and the Holders shall thereupon promptly return to each Debtor such of the Collateral and such other documents delivered by such Debtor hereunder as may then be in the Holders' possession subject to the rights of third parties. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         12. Waivers.

                  (a) No failure or delay on the part of the Holders in exercising any right, remedy, power, or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power, or privilege of the Holders hereunder; nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of any other or subsequent Events of Default. All waivers under this Agreement must be in writing and executed by the Holders. The rights and remedies of the Holders under this Agreement are cumulative and in addition to any rights or remedies which it may otherwise have, and the Holders may enforce any one or more remedies hereunder successively or concurrently at their option.

                  (b) Without releasing or diminishing any obligations of any Debtor, the Holders at any time and from time to time may release or impair any portion or portions of the Collateral from the liens and security interests of Holders therein, may take, impair, or release any other collateral for any Debt secured thereby, may release, impair, or discharge any Debt of any Debtor may waive, impair, or fail to enforce any of the Holders' rights under this Agreement, the Note Agreement, the Notes or any Guaranty may grant extensions, renewals, indulgences, and leniencies with respect to any of the Debt or with respect to any of the obligations of the Debtors and may apply to the Debt in such order as the Holders shall elect the proceeds of Collateral or any amount received in connection therewith or in connection with any other Loan Document, without resort or regard to other Collateral or any Debtor, and each Debtor hereby consents to all of the foregoing. Any and all defenses which any Debtor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like are hereby waived. The Holders hereby expressly reserve their rights against each Debtor.

                  (c) Each Debtor hereby waives, surrenders, and agrees not to claim or enforce, so long as any Debt exists: (a) any right to be subrogated in whole or in part to any right or claim of any holder of any of the Debt, and (b) any right to require the marshalling of any assets of any Debtor, which right of subrogation or marshalling might otherwise arise for any reason including from any payment upon any of the Debt arising out of the enforcement of the security interest granted hereby to the Holders, or the liquidation of or realization upon the Collateral, any other collateral granted by any Debtor or by any other person or entity to the Holders, or any part thereof, or by the payment of any amounts owing hereunder or under the Debt.

         13. Notices. All notices, statements, requests, and demands given to or made upon either party hereto in accordance with the provisions of this Agreement shall be given or made as provided in Section 18 of the Note Agreement.

         14. Security Interest Data Schedule. Within thirty (30) days of the date hereof, each Debtor agrees to provide the Holders with a listing of all of its offices, stores, warehouses and other locations where any of the Collateral is stored or maintained, stating in case (1) the address of such premises, (2) whether the premises is owned or leased by such Debtor, (3) if the premises are leased, the name and address of the landlord, (4) the type and use of the facility, and (5) such other information as may be reasonably requested by the Holders. Each Debtor shall promptly notify the Holders of any changes in the information set forth thereon.

         15. Specific Enforcement. Each Debtor acknowledges that the provisions hereof and of the Note Agreement giving the Holders rights of access to books, records, and information concerning the Collateral and such Debtor's operations and providing the Holders access to such Debtor's premises are a material right of the Holders. Each Debtor further acknowledges that, should such Debtor at any time fail to promptly provide such information and access to the Holders as provided for herein or in the Note Agreement, the Holders would have no adequate remedy at Law to promptly obtain the same. Each Debtor agrees that such provisions hereof and of the Note Agreement may be specifically enforced by the Holders and waives any claim or defense in any such action or proceeding that the Holders have an adequate remedy at Law.

         16. Exculpation of Liability. Nothing herein contained shall be construed to constitute any Holder as any Debtor's agent for any purpose whatsoever, nor shall the Holders be responsible or liable, in the absence of the Holders' gross negligence or willful misconduct, for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. No Holder, whether by anything herein or in any assignment or otherwise, shall assume any of any Debtor's obligations under any contract or agreement assigned to the Holders, and no Holder shall be responsible in any way for the performance by any Debtor of any of the terms and conditions thereof.

         17. Successors. This Agreement shall be binding upon and inure to the benefit of the Holders and their respective successors and assigns, and each Debtor and each of its respective successors and assigns, except that no Debtor may assign or transfer such Debtor's obligations hereunder or any interest herein. All obligations of the Debtors for the payment of money hereunder shall be joint and several.

         18. Governing Law. This Agreement shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth excluding its rules relating to conflicts of law.

         19. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         20. Counterparts; Telecopy. This Agreement may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed signature pages by facsimile transmission will constitute effective and binding execution and delivery.

         21. Collateral Agent. Upon notice to Debtors, the Holders may appoint a collateral agent with respect to their rights and obligations hereunder and each Debtor agrees to permit such appointment and shall execute and deliver any documents or agreements reasonably necessary to accomplish the same.

                            [SIGNATURE PAGES FOLLOW]

                  [SIGNATURE PAGE 1 OF 4 TO SECURITY AGREEMENT]



                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Security Agreement to be executed and delivered as of the day and year first above written.

                             DEBTORS:

                             BIG LOTS STORES, INC. (formerly CONSOLIDATED STORES CORPORATION, an Ohio corporation)


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Name:   Jeffrey G. Naylor
                             Title:  Senior Vice President, CFO


                             BIG LOTS, INC., an Ohio corporation (formerly CONSOLIDATED STORES CORPORATION, a Delaware corporation)


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO


                             MAC FRUGAL'S BARGAINS o CLOSE-OUTS, INC., a
                             Delaware corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO


                             CAPITAL RETAIL SYSTEMS, INC., an Ohio corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO


                             PNS STORES, INC., a California corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO

                  [SIGNATURE PAGE 2 OF 4 TO SECURITY AGREEMENT]



                             WEST COAST LIQUIDATORS, INC., a California corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO


                             C.S. ROSS COMPANY, an Ohio corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO


                             CSC DISTRIBUTION, INC., an Alabama corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO


                             CLOSEOUT DISTRIBUTION, INC., a Pennsylvania corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO


                             INDUSTRIAL PRODUCTS OF NEW ENGLAND, INC., a
                             Maine corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO


                             TOOL AND SUPPLY COMPANY OF NEW ENGLAND, INC., a Delaware corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO

                  [SIGNATURE PAGE 3 OF 4 TO SECURITY AGREEMENT]



                             MIDWESTERN HOME PRODUCTS, INC., a Delaware corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO


                             MIDWESTERN HOME PRODUCTS COMPANY, LTD., an
                             Ohio corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO


                             CONSOLIDATED PROPERTY HOLDINGS, INC., a
                             Nevada corporation


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO


                             GREAT BASIN LLC, a Delaware limited liability company


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO


                             SONORAN LLC, a Delaware limited liability company


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO


                             SAHARA LLC, a Delaware limited liability company


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO

                  [SIGNATURE PAGE 4 OF 4 TO SECURITY AGREEMENT]



                             DURANT DC, LLC (formerly DDC, LLC), a Delaware limited liability company


                             By: /s/ Jeffrey G. Naylor
                                 -----------------------------------------------
                             Title:  Senior Vice President, CFO

                                   SCHEDULE 1
                                       TO
                               SECURITY AGREEMENT

                                     HOLDERS

----------------------------------------------------------------------------------------------------------------------
Allstate Life Insurance Company                              3075 Sanders Road, STE G5B
                                                             Northbrook, IL  60062-7172
----------------------------------------------------------------------------------------------------------------------
Transamerica Occidental Life Insurance Company               c/o AEGON USA Investment Management, Inc.
                                                             400 West Market Street
                                                             Louisville, KY  40202-5335
----------------------------------------------------------------------------------------------------------------------
GE Edison Life Insurance Company                             6620 West Broad Street
                                                             Richmond, VA  23230
----------------------------------------------------------------------------------------------------------------------
General Electric Capital Assurance Company                   6620 West Broad Street
                                                             Richmond, VA  23230
----------------------------------------------------------------------------------------------------------------------
Connecticut General Life Insurance Company                   c/o CIGNA Retirement & Investment Services
                                                             280 Trumbull Street, H16B
                                                             Hartford, CT  06103
----------------------------------------------------------------------------------------------------------------------
Life Insurance Company of North America                      c/o CIGNA Retirement & Investment Services
                                                             280 Trumbull Street, H16B
                                                             Hartford, CT  06103
----------------------------------------------------------------------------------------------------------------------
The Travelers Insurance Company                              242 Trumbull Street, 7th floor
                                                             Hartford, CT  06115-0449
----------------------------------------------------------------------------------------------------------------------
The Travelers Life and Annuity Company                       242 Trumbull Street, 7th floor
                                                             Hartford, CT  06115-0449
----------------------------------------------------------------------------------------------------------------------
Principal Life Insurance Company                             801 Grand Avenue
                                                             Des Moines, IA  50392-0301
----------------------------------------------------------------------------------------------------------------------
First Allmerica Financial Life Insurance Company             440 Lincoln Street
                                                             Worcester, MA  01653
----------------------------------------------------------------------------------------------------------------------
Hartford Life and Annuity Insurance Company                  c/o Hartford Investment Management Company
                                                             55 Farmington Avenue
                                                             Hartford, CT  06105
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Nationwide Life Insurance Company                            One Nationwide Plaza (1-33-07)
                                                             Columbus, OH  43215-2220
----------------------------------------------------------------------------------------------------------------------
American Family Life Insurance Company                       6000 American Parkway
                                                             Madison, WI  53783-0001
----------------------------------------------------------------------------------------------------------------------
Pacific Life Insurance Company                               700 Newport Center Drive
                                                             Newport Beach, CA  92660-6397
----------------------------------------------------------------------------------------------------------------------
Phoenix Life Insurance Company                               56 Prospect Street
                                                             Hartford, CT  06115
----------------------------------------------------------------------------------------------------------------------
Clarica Life Insurance Company - U.S.                        c/o Clarica U.S., Inc.
                                                             13890 Bishop's Drive, Suite 300
                                                             Brookfield, WI  53005
----------------------------------------------------------------------------------------------------------------------
MAC & CO., as nominee                                        120 Broadway
                                                             New York, NY  10271
----------------------------------------------------------------------------------------------------------------------
SALKELD & CO., as nominee                                    14 Wall Street
                                                             New York, NY  10005
----------------------------------------------------------------------------------------------------------------------
BAND & CO., as nominee                                       1555 N. Rivercenter Dr.
                                                             Suite 210
                                                             Milwaukee, WI  53212-3958
----------------------------------------------------------------------------------------------------------------------
CIG & CO., as nominee                                        c/o CIGNA Retirement & Investment Services
                                                             280 Trumbull Street, H16B
                                                             Hartford, CT  06103
----------------------------------------------------------------------------------------------------------------------
TRAL & CO., as nominee                                       One Chase Manhattan Plaza
                                                             New York, NY 10081
----------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE A
                                       TO
                               SECURITY AGREEMENT

-----------------------------------------------------------------------------------------------------------------------
                                                  STATE OF                                 ORGANIZATIONAL
ENTITY                                           INCORPORATION                  EIN             ID#
-----------------------------------------------------------------------------------------------------------------------
Big Lots, Inc.                                       Ohio                    06-111-9097      1215332
-----------------------------------------------------------------------------------------------------------------------
Big Lots Stores, Inc.                                Ohio                    31-1186811       669545
-----------------------------------------------------------------------------------------------------------------------
Mac Frugal's Bargains o Close-outs, Inc.             Delaware                95-2745285
-----------------------------------------------------------------------------------------------------------------------
Capital Retail Systems, Inc.                         Ohio                    31-1602827       1009905
-----------------------------------------------------------------------------------------------------------------------
PNS Stores, Inc.                                     California              95-2745262       C0636909
-----------------------------------------------------------------------------------------------------------------------
West Coast Liquidators, Inc.                         California              95-1813424       C0293778
-----------------------------------------------------------------------------------------------------------------------
C.S. Ross Company                                    Ohio                    31-1286182       763455
-----------------------------------------------------------------------------------------------------------------------
CSC Distribution, Inc.                               Alabama                 06-1108785
-----------------------------------------------------------------------------------------------------------------------
Closeout Distribution, Inc.                          Pennsylvania            31-1650309       2878048
-----------------------------------------------------------------------------------------------------------------------
Industrial Products of New England, Inc.             Maine                   01-0392472       19840699D
-----------------------------------------------------------------------------------------------------------------------
Tool and Supply Company of New England, Inc.         Delaware                51-0316540
-----------------------------------------------------------------------------------------------------------------------
Midwestern Home Products, Inc.                       Delaware                51-0316542
-----------------------------------------------------------------------------------------------------------------------
Midwestern Home Products Company, Ltd.               Ohio                    31-1455723       928329
-----------------------------------------------------------------------------------------------------------------------
Consolidated Property Holdings, Inc.                 Nevada                  86-0860984       C1345-1997
-----------------------------------------------------------------------------------------------------------------------
Great Basin LLC                                      Delaware                31-1686158
-----------------------------------------------------------------------------------------------------------------------
Sonoran LLC                                          Delaware                31-1686155
-----------------------------------------------------------------------------------------------------------------------
Sahara LLC                                           Delaware                31-1686162
-----------------------------------------------------------------------------------------------------------------------
Durant DC, LLC                                       Delaware                01-0562033
-----------------------------------------------------------------------------------------------------------------------

Address for Debtors:                                          300 Phillipi Road
(except Consolidated Property Holdings, Inc.)                 Columbus, OH  43228

Address for Consolidated Property Holdings, Inc.:             2835 South Jones Blvd., Suite 8
                                                              Las Vegas, NV 89146